CONTINGENTLY CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2015
Contingently Convertible Debt [Abstract]
Contingently Convertible Debt [Text Block]

NOTE 25: CONTINGENTLY CONVERTIBLE DEBT

On December 9, 2015, within the context of the 2015 Recapitalisation, the Bank issued Non-Cumulative Perpetual Contingently Convertible securities (“CoCos”). The Hellenic Financial Stability Fund (“HFSF”) subscribed these CoCos for the amount of EUR 2,029 million in exchange for part of the debt securities issued by the ESM (see Note 11).

The CoCos bear interest at 8% per annum for the first seven years and thereafter, the interest rate is set to the sum of: (a) the 7-year Mid-Swap Rate plus (b) the difference between the initial interest rate of 8% and the 7-year Mid-Swap Rate at the CoCos' issue date. Payment of interest (whether in whole or in part) is entirely at the discretion of the Bank. However, if the Bank does not pay all or any part of any scheduled interest payments more than once, or the CET1 ratio of the Bank, calculated on a consolidated or a solo basis, is lower than 7%, then the CoCos are automatically converted into ordinary shares of the Bank determined by dividing 116% of the nominal value of the then outstanding CoCos by the subscription price of the 2015 Recapitalisation (i.e. EUR 0.30 per share). Based on the total amount of CoCos currently outstanding, the number of ordinary shares that would be issued is 7,846,240,000. The Bank's Board of Directors has the option, at its full discretion, to pay interest in the form of newly issued ordinary shares of the Bank based on the then current market price of these shares.

HFSF can convert the CoCos into 7,846,240,000 ordinary shares of the Bank in December 2022. The Bank has the option to repay in cash all or some of the CoCos at any time at their initial nominal value plus any accrued and unpaid interest, provided that all necessary regulatory approvals are obtained.